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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

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                                O'CHARLEY'S INC.

                            (a Tennessee corporation)


                                  $125,000,000


                      9% Senior Subordinated Notes due 2013





                               PURCHASE AGREEMENT














Dated: October 30, 2003







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                                O'CHARLEY'S INC.

                                  $125,000,000

                      9% Senior Subordinated Notes due 2013

                               PURCHASE AGREEMENT

                                                                October 30, 2003



WACHOVIA CAPITAL MARKETS, LLC
MORGAN JOSEPH & CO. INC.

c/o WACHOVIA CAPITAL MARKETS, LLC
12 East 49th Street
New York, New York 10017

Ladies and Gentlemen:

         O'Charley's Inc., a Tennessee corporation (the "Company"), and the Company's subsidiaries listed on Schedule A hereto (the "Guarantors"), confirm their agreement with Wachovia Capital Markets, LLC ("Wachovia") and Morgan Joseph & Co. Inc. (collectively, the "Initial Purchasers," which term shall also include any initial purchaser substituted as hereinafter provided in Section 11 hereof), with respect to the issue and sale by the Company, and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective principal amounts set forth in Schedule B hereto, of $125,000,000 aggregate principal amount of the Company's 9% Senior Subordinated Notes due 2013 (the "Securities"). The Securities will be unconditionally guaranteed on a senior subordinated basis by each of the Guarantors (collectively, the "Guarantees").

         The Securities, the Guarantees, the Exchange Securities (as defined below) and the Exchange Guarantees (as defined below) are to be issued pursuant to an indenture (the "Indenture") to be dated as of the Closing Time (as hereinafter defined) among the Company, the Guarantors and The Bank of New York, as trustee (the "Trustee"), and will be entitled to the benefits of a Registration Rights Agreement in the form attached hereto as Exhibit A (the "Registration Rights Agreement") to be dated as of the Closing Time among the Company, the Guarantors and the Initial Purchasers.

         Contemporaneously with the issuance and sale of the Securities to the Initial Purchasers at the Closing Time, the Company will enter into an amended and restated credit agreement (the "Amended and Restated Credit Agreement," which term, as used herein, includes all pledge agreements, guarantees, security agreements, promissory notes and other instruments or agreements entered into by the Company or any of its subsidiaries pursuant thereto or in



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connection therewith) by and among the Company, as Borrower, the lenders referred to therein, and Wachovia Bank, National Association, as Administrative Agent, and the Co-Syndication and Co-Documentation Agents named within, which will amend and restate the Company's Credit Agreement, dated as of January 27, 2003, by and among the Company, as Borrower, the lenders referred to therein, Wachovia Bank, National Association, as Administrative Agent, Bank of America, N.A., as Syndication Agent, and SunTrust Bank and AmSouth Bank, as Co-Documentation Agents (the "Existing Credit Agreement").

         The Company and the Guarantors understand that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and agree that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to investors ("Subsequent Purchasers") at any time after this Agreement has been executed and delivered. The Securities are to be offered and sold through the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon exemptions therefrom and in reliance upon Regulation S under the 1933 Act ("Regulation S").

         In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum dated October 21, 2003 (the "Preliminary Memorandum") and will prepare a final offering memorandum dated October 30, 2003 (the "Final Memorandum" and, with the Preliminary Memorandum, each a "Memorandum") including or incorporating by reference a description of the terms of the Securities and the Guarantees, the terms of the offering and a description of the Company. As used herein, the terms "Preliminary Memorandum," "Final Memorandum" and "Memorandum" shall include in each case the documents incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein with respect to a Memorandum shall include all documents deemed to be incorporated by reference in such Memorandum that are filed subsequent to the date of such Memorandum with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in a Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference therein.

         Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree, among other things, to use their reasonable best efforts to file (i) a registration statement (the "Exchange Offer Registration Statement") with the Commission under the 1933 Act relating to the Company's offer (the "Exchange Offer") to issue its 9% Senior Subordinated Notes due 2013 (the "Exchange Securities"), which will be registered under the 1933 Act and unconditionally guaranteed on a senior subordinated basis (the "Exchange Guarantees") by the Guarantors and/or such other subsidiaries of the Company that at the time are required pursuant to the Indenture to guarantee the Exchange Securities (the "Exchange Guarantors"), in exchange for the Securities and/or (ii) in certain circumstances, file a shelf registration statement pursuant to Rule 415 of the 1933 Act (the "Shelf Registration Statement and, together with the Exchange Offer Registration Statement, the "Registration Statements") covering resales of the Securities and the Guarantees.


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         The Securities, the Exchange Securities, the Indenture, the
Registration Rights Agreement and the Amended and Restated Credit Agreement are hereinafter sometimes referred to, collectively, as the "Operative Documents" and, individually, as an "Operative Document."

         All references herein to a "subsidiary" or "subsidiaries" of the Company shall include, without limitation, the Guarantors.

         SECTION 1. Representations and Warranties.

         (a) Representations and Warranties by the Company and the Guarantors. The Company and the Guarantors, jointly and severally, represent and warrant to each Initial Purchaser as of the date hereof and as of the Closing Time referred to in Section 2(b) hereof, and agree with each Initial Purchaser, as follows:

                  (i) Final Memorandum. Neither the Final Memorandum nor any amendments or supplements thereto (at the time the Final Memorandum or any such amendment or supplement was issued or at the Closing Time) included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchasers through Wachovia expressly for use in the Preliminary Memorandum, or any amendment or supplement thereto, or the Final Memorandum, as the case may be.

                  (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Final Memorandum, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Final Memorandum, at the time the Final Memorandum was issued and at the Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Final Memorandum are independent public accountants with respect to the Company and each of its subsidiaries as required by the 1933 Act and the rules and regulations of the Commission thereunder (the "1933 Act Regulations").

                  (iv) Financial Statements. The financial statements of the Company included in the Final Memorandum, together with the related schedules (if any) and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the results of operations, changes in shareholders'



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         equity and cash flows of the Company and its consolidated subsidiaries for the periods specified, and the combined financial statements of Ninety Nine Restaurant and Pub ("Ninety Nine") included in the Final Memorandum, together with the related schedules (if any) and notes, present fairly the financial position of Ninety Nine at the dates indicated and the results of operations, changes in shareholders' equity and comprehensive income and cash flows of Ninety Nine for the periods specified on a combined basis, and all such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Final Memorandum present fairly in accordance with GAAP the information required to be stated therein. The historical financial data appearing in the Final Memorandum under the captions "Offering Memorandum Summary--Summary Consolidated Financial Information" and "Selected Consolidated Financial Information" present fairly the information shown therein and have been compiled on an accounting basis consistent with that of the audited financial statements of the Company included in the Final Memorandum; and the pro forma financial statements and related notes thereto included in the Final Memorandum, and the pro forma financial information included in the Final Memorandum under the caption "Offering Memorandum Summary--Summary Consolidated Financial Information," have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                  (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Final Memorandum, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Tennessee and has power and authority to own, lease and operate its properties and to conduct its business as described in the Final Memorandum and to enter into and perform its obligations under the Operative Documents to which it is or will be a party; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.


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                  (vii) Good Standing of Subsidiaries. Each subsidiary of the
         Company has been duly organized and is validly existing as a corporation, limited partnership, business trust or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, has power and authority to own, lease and operate its properties and to conduct its business as described in the Final Memorandum and to enter into and to perform its obligations under the Operative Documents to which it is or will be a party and is duly qualified as a foreign corporation, limited partnership, business trust or limited liability company, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding capital stock of each such subsidiary that is a corporation, all of the issued and outstanding partnership interests of each such subsidiary that is a limited partnership, all of the issued and outstanding trust interests, beneficial interests or other similar interests of each such subsidiary that is a business trust, and all of the issued and outstanding limited liability company interests, membership interests or other similar interests of each such subsidiary that is a limited liability company have been duly authorized and validly issued, are fully paid and, with respect to the capital stock of each subsidiary that is a corporation, non-assessable, and are owned by the Company, directly or through subsidiaries (except in the case of certain subsidiaries, which subsidiaries are accurately identified on Schedule D hereto, in which the Company indirectly owns 94% of the outstanding membership interests and in respect of which the Company or one of its wholly-owned subsidiaries is the manager), free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, other than liens securing borrowings and other amounts due under the Existing Credit Agreement or, from and after the Closing Time, the Amended and Restated Credit Agreement; and none of the outstanding shares of capital stock, partnerships interests, trust interests, beneficial interests or other similar interests, or limited liability company interests, membership interests or other similar interests of any such subsidiary was issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of such subsidiary. The only subsidiaries of the Company are the subsidiaries listed on Schedule D hereto and Schedule D accurately sets forth whether each such subsidiary is a corporation, limited partnership, business trust or limited liability company and the jurisdiction of organization of each such subsidiary and, in the case of any subsidiary which is a partnership, its partners, and, in the case of any subsidiary that is not wholly-owned by the Company, directly or through subsidiaries, the percentage ownership interest in such subsidiary that is owned by the Company, directly or through subsidiaries.

                  (viii) Capitalization. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company.

                  (ix) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.


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                  (x) Authorization of the Securities. The Securities have been duly authorized by the Company and, at Closing Time, will have been duly executed and delivered by the Company and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other similar laws affecting enforcement of creditor's rights generally and except as enforcement thereof may be subject to general principles of equity, and will be in the form contemplated by, and entitled to the benefits of, the Indenture; the Exchange Securities have been duly authorized by the Company and, when issued in exchange for a like principal amount of Securities pursuant to the Exchange Offer, will have been duly executed and delivered by the Company and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof may be subject to general principles of equity, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

                  (xi) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its Organizational Documents (as defined below) or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, pledge agreement, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries are subject (collectively, "Agreements and Instruments"), except, solely in the case of Specified Agreements and Instruments (as defined below), for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of the Operative Documents and the consummation of the transactions contemplated in the Operative Documents and in the Final Memorandum (including the issuance and sale of the Securities, the issuance of the Guarantees and the use of the proceeds from the sale of the Securities as described in the Final Memorandum under the caption "Use of Proceeds") and compliance by the Company and the Guarantors with their respective obligations under the Operative Documents have been duly authorized by all necessary action, corporate or other, and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any Agreements and Instruments (except, solely in the case of Specified Instruments and Agreements, for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the Organizational Documents of the Company or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective assets, properties or operations. As used herein, "Organizational Documents" means, in the case of a corporation, its charter and by-laws; in the case of a



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         limited or general partnership, (a) its partnership certificate, certificate of formation or similar organizational document and (b) its partnership agreement; in the case of a limited liability company, (c) its articles of organization, certificate of formation or similar organizational document and (d) its operating agreement, limited liability company agreement, membership agreement or other similar agreement; in the case of a business trust, (e) its declaration of trust or similar organizational document and (f) its trust by-laws; and, in the case of any other entity, the organizational documents of such entity; a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries; and "Specified Agreements and Instruments" means all Agreements and Instruments other than (x) indentures, loan or credit agreements, notes, leases, reimbursement agreements, participation agreements and other agreements and instruments relating to or evidencing indebtedness for borrowed money or capital lease agreements that include financial or similar restrictive covenants and (y) mortgages, pledge agreements, deeds of trust or other security agreements or guarantees entered into in connection with or pursuant to any of instruments, agreements and other documents referred to in clause (x) above.

                  (xii) Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary of the Company exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of the principal suppliers, manufacturers, customers or contractors of the Company or any of its subsidiaries which, in any such case, may reasonably be expected to result in a Material Adverse Effect.

                  (xiii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Final Memorandum or any document incorporated or deemed to be incorporated by reference in the Final Memorandum (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in any of the Operative Documents or the performance by the Company or any of the Guarantors of their respective obligations under the Operative Documents; the aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Final Memorandum, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect.

                  (xiv) Accuracy of Exhibits. There are no contracts or documents that would be required to be described in any document incorporated or deemed to incorporated by reference in the Final Memorandum or to be filed as exhibits to any such documents which have not been so described and filed as required.



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                  (xv) Possession of Intellectual Property. Except as described in the Final Memorandum, the Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

                  (xvi) Absence of Further Requirements. (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (B) no authorization, approval, vote or other consent of any shareholder of the Company or of any shareholder, limited or general partner or member of, or holder of a trust interest, beneficial interest or other similar interest or a limited liability company interest, membership interest or other similar interest in, any Guarantor, and (C) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the performance by the Company or any Guarantor of their respective obligations under the Operative Documents, for the offering, issuance, sale or delivery of the Securities or the Guarantees hereunder, or for the consummation of any of the other transactions contemplated by the Operative Documents, except such as may be required under the 1933 Act, the 1933 Act Regulations and the Trust Indenture Act of 1939, as amended (the "1939 Act"), in connection with the performance by the Company and the Guarantors of their respective obligations under the Registration Rights Agreement, such as may be required under state securities laws and the consent to amend the Existing Credit Agreement, which has been obtained.

                  (xvii) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.



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                  (xviii) Title to Property. The Company and its subsidiaries have good and marketable title in fee simple to all real property owned by any of them and good title to all other properties owned by any of them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Final Memorandum or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or its subsidiaries; all real property, buildings and other improvements, and equipment and other property, held under lease or sublease by the Company or any of its subsidiaries is held by them under valid, subsisting and enforceable leases or subleases, as the case may be, with, solely in the case of leases or subleases relating to real property and buildings or other improvements, such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings or other improvements by the Company and its subsidiaries, and all such leases and subleases are in full force and effect; and neither the Company nor any of its subsidiaries has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above or affecting or questioning the rights of the Company or any of its subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease except for such claims which, if successfully asserted against the Company or any of its subsidiaries, would not singly or in the aggregate have a Material Adverse Effect.

                  (xix) Investment Company Act. Neither the Company nor any Guarantor is, and upon the issuance and sale of the Securities and the Guarantees as herein contemplated and the application of the net proceeds therefrom as described in the Final Memorandum neither the Company nor any Guarantor will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xx) Environmental Laws. Except as described in the Final Memorandum and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements,
         (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or



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         any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

                  (xxi) Absence of Registration Rights. There are no persons with registration rights or other similar rights to have any securities (debt or equity) registered pursuant to any Registration Statement or included in any offering contemplated by the Registration Rights Agreement.

                  (xxii) Indenture. The Indenture has been duly authorized by the Company and each of the Guarantors and, at the Closing Time, will have been duly executed and delivered by the Company and each of the Guarantors and will constitute a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof may be subject to general principles of equity.

                  (xxiii) Guarantees. The Guarantees have been duly authorized by each of the Guarantors and, at the Closing Time, will constitute valid and binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting enforcement of creditors' rights generally (and, solely with respect to Guarantors that are corporations organized under the laws of Tennessee, Section 48-16-401 of the Tennessee Business Corporation Act) and except as enforcement thereof may be subject to general principles of equity, and will be in the form contemplated by, and entitled to the benefits of, the Indenture; the Exchange Guarantees have been duly authorized by each of the Guarantors and, when the Exchange Securities have been issued in exchange for a like principal amount of Securities pursuant to the Exchange Offer, the Exchange Guarantees will constitute valid and binding obligations of each of the Exchange Guarantors, enforceable against each of the Exchange Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting enforcement of creditors' rights generally (and, solely with respect to Guarantors that are corporations organized under the laws of Tennessee, Section 48-16-401 of the Tennessee Business Corporation Act) and except as enforcement thereof may be subject to general principles of equity, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

                  (xxiv) Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, at the Closing Time, will have been duly executed and delivered by the Company and each of the Guarantors and will constitute a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof may be subject to general principles of equity, and except as rights to indemnity and contribution under the Registration Rights Agreement may be limited by applicable law.

                  (xxv) Description of Operative Documents. The Operative Documents conform and will conform in all material respects to the respective descriptions thereof and statements relating thereto contained in the Final Memorandum.

                  (xxvi) Internal Controls. Each of the Company and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xxvii) Solvency. The Company and each of the Guarantors is, and immediately after the Closing Time will be, Solvent. As used herein, the term "Solvent" means, with respect to the Company or any Guarantor, as the case may be, on any particular date, that on such date (A) the fair market value of the assets of the Company or such Guarantor, as the case may, is greater than the total amount of liabilities (including contingent liabilities) of the Company or such Guarantor, as the case may be, (B) the present fair saleable value of the assets of the Company or such Guarantor, as the case may be, is greater than the amount that will be required to pay the probable liabilities of the Company or such Guarantor, as the case may be, on its debts as they become absolute and matured, (C) the Company or such Guarantor, as the case may be, is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature, and (D) the Company or such Guarantor, as the case may be, does not have unreasonably small capital.

                  (xxviii) Offering Materials. Neither the Company nor any of its subsidiaries nor any of their respective Affiliates (as defined below) has distributed or will distribute any offering material in connection with the offering and sale of the Securities other than copies of the Preliminary Memorandum and Final Memorandum distributed through the Initial Purchasers.

                  (xxix) Similar Offerings. Neither the Company nor any of its subsidiaries nor any of their respective "affiliates," as such term is defined in Rule 501 under the 1933 Act (each, an "Affiliate"), nor any person acting on behalf of the Company or any of its subsidiaries has, directly or indirectly, sold, offered for sale, solicited any offer to buy or otherwise negotiated in respect of, or will sell, offer for sale, solicit any offer to buy or otherwise negotiate in respect of, any security (as defined in the 1933 Act) which is or would be integrated with the sale of the Securities or the Guarantees in a manner that would require the Securities or the Guarantees to be registered under the 1933 Act (it being understood that no representation or warranty is made by the Company and the Guarantors as to the Initial Purchasers and their agents).

                  (xxx) Rule 144A Eligibility. The Securities and the Guarantees are eligible for resale pursuant to Rule 144A and will, when issued, satisfy the requirements set forth in Rule 144A(d)(3) under the 1933 Act.

                  (xxxi) No General Solicitation. Neither the Company nor any of its subsidiaries nor any of their respective Affiliates nor any person acting on behalf of the Company or any of its subsidiaries (it being understood that no representation or warranty is made by the Company and the Guarantors as to the Initial Purchasers and their agents) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the 1933 Act or in any manner involving a public offering within the meaning of Section 4(2) of the 1933 Act.

                  (xxxii) No Directed Selling Efforts. Neither the Company nor any of its subsidiaries nor any of their respective Affiliates nor any person acting on behalf of the Company or any of its subsidiaries has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities or the Guarantees, and the Company and its subsidiaries and their respective Affiliates and any person acting on behalf of the Company or any of its subsidiaries has complied, and will comply, with the offering restriction requirements of Regulation S (it being understood that no representation or warranty is made by the Company and the Guarantors as to the Initial Purchasers and their agents).

                  (xxxiii) No Registration Required. Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 6 and compliance by the Initial Purchasers with the covenants set forth in Section 6, it is not necessary, in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to Subsequent Purchasers in the manner contemplated by this Agreement and the Final Memorandum, to register the Securities or the Guarantees under the 1933 Act or to qualify the Indenture under the 1939 Act.

                  (xxxiv) Usury Laws. None of the Operative Documents is or will be, and no payment by the Company or any of the Guarantors or Exchange Guarantors of any amounts payable under or pursuant to any of the Operative Documents (including, without limitation, any principal, interest or Additional Interest (as defined in the Registration Rights Agreement)) is or will be, subject to any usury law or other limitation on the rate or amount of interest or other amounts payable thereunder or the yield thereon (collectively, "Usury Laws"), or violates, contravenes or breaches, or will violate, contravene or breach, any Usury Laws.

                  (xxxv) Upstream Guarantees. No subsidiary of the Company is a guarantor of, or is a party to or bound by any instruments or agreements pursuant to which it is or may be required to guarantee or cause another subsidiary of the Company to guarantee, any borrowing, bonds, notes, debentures or other indebtedness or lease obligations of the Company, except for the Existing Credit Agreement or, from and after the Closing Time, the Amended and Restated Credit Agreement and the Indenture. The Company is not party to or bound by any instrument or agreement pursuant to which it is or may be required to cause any of its subsidiaries to guarantee any borrowing, bonds, notes, debentures or other indebtedness or lease obligations of the Company, other than the Existing Credit Agreement or, from and after the Closing Time, the Amended and Restated Credit Agreement and the Indenture.

                  (xxxvi) Amended and Restated Credit Agreement. At the Closing Time, the Amended and Restated Credit Agreement will have been duly authorized, executed and delivered by, and will constitute a valid and binding agreement of, the Company and each subsidiary of the Company party thereto, enforceable against the Company and each subsidiary of the Company party thereto in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof may be subject to general principles of equity, all conditions precedent to the effectiveness of the Amended and Restated Credit Agreement, and all conditions precedent to the right of the Company to make borrowings under the Amended and Restated Credit Agreement in the amount contemplated by the Final Memorandum, will have been satisfied or waived.

         (b) Officer's Certificates. Any certificate signed by any officer of the Company or any of the Guarantors and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed a joint and several representation and warranty by the Company and the Guarantors to each Initial Purchaser as to the matters covered thereby.

         SECTION 2. Sale and Delivery to Initial Purchasers; Closing.

         (a) Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company, at the price set forth in Schedule C, the principal amount of Securities set forth in Schedule B opposite the name of such Initial Purchaser, plus any additional principal amount of Securities that such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 11 hereof.

         (b) Payment. Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, or at such other place as shall be agreed upon by Wachovia and the Company, at 10:00 A.M. (Eastern time) on November 4, 2003 (unless postponed in accordance with the provisions of Section 11) or such other time not later than ten business days after such date as shall be agreed upon by Wachovia and the Company (such time and date of payment and delivery being herein called "Closing Time").

         Payment shall be made to the Company by wire transfer of immediately available funds to a bank account in the State of New York designated by the Company, against delivery to Wachovia of certificates for the Securities to be purchased by the Initial Purchasers.

         (c) Denominations; Registration. Certificates for the Securities shall be in such denominations ($1,000 or integral multiples of $1,000 in excess thereof) and registered in such names as Wachovia may request in writing at least one full business day before Closing Time. The certificates representing the Securities shall be made available for examination and packaging by the Initial Purchasers in The City of New York not later than 10:00 A.M. Eastern Time on the business day prior to the Closing Time.

         SECTION 3. Covenants of the Company. The Company and each Guarantor, jointly and severally, covenant with each Initial Purchaser as follows.

         (a) Amendment to Offering Memorandum and Supplement. During the period beginning on the date of this Agreement through and including the date on which all of the Securities shall have been sold by the Initial Purchasers as evidenced by a notice in writing from Wachovia to the Company, the Company will give the Initial Purchasers notice of its intention to file pursuant to the 1934 Act, or to use or issue, any amendment or supplement to any Memorandum, will furnish the Initial Purchasers with copies of any such document in a reasonable amount of time prior to such proposed filing, use or issuance, as the case may be, and will not file, use or issue any such document to which the Initial Purchasers or counsel for the Initial Purchasers shall object.

         (b) Delivery of Final Memorandum. The Company, as promptly as possible, will furnish to each Initial Purchaser, without charge, such number of copies of the Final Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as such Initial Purchaser may reasonably request; and the Company and each Guarantor consent to the use of each Memorandum and any amendments or supplements thereto in connection with the offering of the Securities and the Guarantees.

         (c) Notice and Effect of Material Events. If, during the period beginning on the date of this Agreement through and including the date on which all of the Securities shall have been sold by the Initial Purchasers as evidenced by a notice in writing from Wachovia to the Company, there shall occur any material change in or affecting the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, which makes any statement in the Final Memorandum false or misleading, or if, during such period, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or the Company, to amend or supplement the Final Memorandum in order that the Final Memorandum will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, the Company will, subject to Section 3(b), promptly prepare and furnish to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Final Memorandum so that, as so amended or supplemented, the Final Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

         (d) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Initial Purchasers, to qualify the Securities and the Guarantees for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as Wachovia may designate and to maintain such qualifications in effect as long as required for the sale of the Securities and the Guarantees; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

         (e) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Final Memorandum under "Use of Proceeds."

         (f) Restriction on Sale of Securities. During a period of 90 days from the date of this Agreement, the Company and the Guarantors will not, without the prior written consent of Wachovia, directly or indirectly, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, any debt securities of the Company or any securities of the Company that are convertible into, or exchangeable or exercisable for debt securities of the Company, other than the Securities sold to the Initial Purchasers pursuant to this Agreement.

         (g) Rating of Securities. The Company will use its best efforts to have Standard & Poor's Ratings Services, a division of McGraw Hill, Inc. ("S&P"), and Moody's Investors Service Inc. ("Moody's") to provide their respective credit ratings of the Securities and the Exchange Securities.

         (h) DTC. The Company will cooperate with the Initial Purchasers and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC.

         (i) PORTAL Designation. The Company will use its best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market.

         (j) Reporting Requirements. Until the offering of the Securities is complete as evidenced by a notice in writing from Wachovia to the Company, the Company will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

         (k) Investment Company Act. For so long as any Securities are outstanding, the Company and each of its subsidiaries will conduct its operations in a manner that will not subject the Company or such subsidiary to registration as an investment company under the 1940 Act.

         SECTION 4. Payment of Expenses.

         (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation of each Memorandum (including financial statements) and of each amendment or supplement thereto, (ii) the word processing, printing and delivery to the Initial Purchasers of any Agreement among Initial Purchasers, and the Operative Documents (excluding the Amended and Restated Credit Agreement) and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Initial Purchasers, including any transfer taxes, any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Initial Purchasers and any charges of DTC in connection therewith, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Company and the Guarantors,
(v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplements thereto, (vi) the printing and delivery to the Initial Purchasers of copies of each Memorandum and any amendments or supplements thereto, (vii) the fees and disbursements of the Trustee and of counsel to the Trustee in connection with the Indenture, Securities and Exchange Securities, (viii) the preparation, printing and delivery to the Initial Purchasers of copies of the Blue Sky Survey and any supplements thereto, (ix) fees payable in connection with the rating of the Securities and the Exchange Securities and (x) any fees and expenses payable in connection with the initial and continued designation of the Securities as PORTAL securities.

         (b) Termination of Agreement. If this Agreement is terminated by Wachovia in accordance with the provisions of Section 5 or Section 10(a)(i) hereof, the Company shall reimburse the Initial Purchasers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers.

         SECTION 5. Conditions of Initial Purchasers' Obligations. The obligations of the several Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of the Company and the Guarantors contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company and the Guarantors of their covenants and other obligations hereunder, and to the following further conditions:

                  (a) Opinion of Counsel for Company and the Guarantors. At Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of Closing Time, of (i) Bass, Berry & Sims PLC, counsel for the Company and the Guarantors that are organized under the laws of Delaware or Tennessee, in form and substance satisfactory to counsel for the Initial Purchasers, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Initial Purchasers may reasonably request, (ii) Maynard, Cooper & Gale, P.C., special Alabama counsel to the applicable Guarantor, Gorsuch Kirgis LLP, special Colorado counsel to the applicable Guarantor, Seyfarth Shaw LLP, special Georgia counsel to the applicable Guarantor, Foley Hoag LLP, special Massachusetts counsel to the applicable Guarantor, and Downs Rachlin Martin PLLC, special Vermont counsel to the applicable Guarantor, each, in form and substance satisfactory to counsel for the Initial Purchasers, to the effect set forth in Exhibit C hereto and to such further effect as counsel for the Initial Purchasers may reasonably request and (iii) Winston & Strawn LLP, special New York counsel to the Company and the Guarantors, in form and substance satisfactory to counsel for the Initial Purchasers, to the effect set forth in Exhibit D hereto, and to such further effect as counsel for the Initial Purchasers may reasonably request.

                  (b) Opinion of Counsel for the Initial Purchasers. At Closing Time, the Initial Purchasers shall have received the favorable opinions, dated as of Closing Time, of Sidley Austin Brown & Wood LLP, counsel to the Initial Purchasers, and Shearman & Sterling LLP, counsel to the Initial Purchasers, with respect to this Agreement, the Indenture, the Securities, the Registration Rights Agreement, the Final Memorandum and such other matters as the Initial Purchasers may request. In giving such opinions, each such counsel may state that such opinion is limited to matters arising under the laws of the State of New York and the federal laws of the United States of America.

                  (c) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Final Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, and the Initial Purchasers shall have received a certificate signed by the Chairman, Chief Executive Officer, President or a Vice President of the Company and by the chief financial or chief accounting officer of the Company, and by the Chairman, Chief Executive Officer or President and a Vice President of each Guarantor, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company and the Guarantors in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, and (iii) the Company and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to Closing Time.

                  (d) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Initial Purchasers shall have received from KPMG LLP a letter, dated the date of this Agreement and in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountants' "comfort letters" to Initial Purchasers with respect to the financial statements and certain financial information of the Company and Ninety Nine contained in the Final Memorandum.

                  (e) Bring-down Comfort Letter. At Closing Time, the Initial Purchasers shall have received from KPMG LLP a letter, dated as of Closing Time and in form and substance satisfactory to the Initial Purchasers, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

                  (f) Maintenance of Rating. At Closing Time, the Securities shall be rated at least Ba3 by Moody's and B by S&P, and the Company shall have delivered to the Initial Purchasers a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Initial Purchasers, confirming that the Securities have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Securities or any of the Company's other debt securities by any "nationally recognized statistical rating agency," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications or with no indication of the direction of possible change, its rating of the Securities or any of the Company's other debt securities.

                  (g) PORTAL. At Closing Time, the Securities shall have been designated for trading on PORTAL.

                  (h) Amended and Restated Credit Agreement. At Closing Time, the Amended and Restated Credit Agreement shall have been duly executed and delivered by the parties thereto and the Initial Purchasers shall have received a copy of a fully executed counterpart thereof; and, contemporaneously with the issuance of the Securities, the Company shall have made borrowings under the Amended and Restated Credit Agreement in the amount contemplated by the Final Memorandum.

                  (i) Additional Documents. At Closing Time, counsel for the Initial Purchasers shall have been furnished with such other documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities and the Guarantees as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement; and all proceedings taken by the Company and the Guarantors in connection with the issuance and sale of the Securities and the Guarantees as herein contemplated and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to Wachovia and counsel for the Initial Purchasers.

                  (j) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by Wachovia by notice to the Company at any time at or prior to Closing Time, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 7, 8 and 9 shall survive any such termination and remain in full force and effect.

         SECTION 6. Offers and Resales of the Securities.

                  (a) Each Initial Purchaser, severally and not jointly, represents and warrants to the Company that such Initial Purchaser is a "qualified institutional buyer" as defined in Rule 144A under the 1933 Act (a "QIB"). Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company that (i) it has not solicited and will not solicit offers for, and has not offered or sold and will not offer or sell, the Securities or the Guarantees by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the 1933 Act) or in any manner involving a public offering within the meaning of Section 4(2) of the 1933 Act and (ii) it has not offered or sold and will not offer or sell any Securities or Guarantees except to persons that it reasonably believes to be (A) QIBs or (B) in the case of offers outside the United States to persons other than U.S. persons ("foreign purchasers," which term shall include any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated or (if an individual) resident in the United States acting on a discretionary basis) in reliance upon Regulation S that, in each case, in purchasing the Securities are deemed to have represented and agreed as provided in the Final Memorandum under the caption "Notice to Investors."

                  (b) Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company that, with respect to offers and sales of Securities and Guarantees outside the United States:

                           (i) such Initial Purchaser understands that no action
                  has been or will be taken in any jurisdiction by the Company or any Guarantor that would permit a public offering of the Securities or the Guarantees, or possession or distribution of the Preliminary Memorandum or the Final Memorandum or any other offering or publicity material relating to the Securities or the Guarantees, in any country or jurisdiction where action for that purpose is required;

                           (ii) such Initial Purchaser will comply with all
                  applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes the Preliminary Memorandum or the Final Memorandum or any such other material, in all cases at its own expense;

                           (iii) such Initial Purchaser understands that the
                  Securities and the Guarantees have not been registered under the 1933 Act and agrees that the Securities and the Guarantees may not be offered or sold within the United States to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A or pursuant to another exemption from the registration requirements of the 1933 Act;

                           (iv) such Initial Purchaser has offered the
                  Securities and the Guarantees and will offer and sell the Securities and the Guarantees (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Time, only in accordance with Rule 903 of Regulation S or pursuant to another available exception from the registration requirements of the 1933 Act as permitted in Section 6(a); accordingly, neither such Initial Purchaser nor any of its Affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities or the Guarantees, and such Initial Purchaser, its Affiliates and any such persons have complied and will comply with the offering restrictions requirements of Regulation S;

                           (v) such Initial Purchaser (A) has not offered or
                  sold and, prior to the expiry of a period of six months from the Closing Time, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (as amended); (B) has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act (the "FSMA")) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company; and (C) has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to such Securities in, from or otherwise involving the United Kingdom;

                           (vi) such Initial Purchaser agrees that, at or prior
                  to confirmation of sales of the Securities, it will have sent to each distributor, dealer (as defined in Section 2(a)(12) of the 1933 Act) or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the 40-day distribution compliance period (as defined in Regulation S) a confirmation or notice to substantially the following effect:

                           "The securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S";

                           (vii) without limitation of the other agreements of
                  such Initial Purchaser set forth herein, such Initial Purchaser agrees that all offers and sales of the Securities prior to the expiration of the 40-day distribution compliance period under Regulation S shall be made only in accordance with the provisions of Section 903 or 904 of Regulation S, pursuant to registration of the Securities and the Guarantees under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act.

         As used in this Section 6, the terms "offering restrictions", "U.S. person", and "United States" have the respective meanings given to them by Regulation S.

                  (c) The Company and the Guarantors, jointly and severally, covenant with each Initial Purchaser as follows:

                           (i) Neither the Company nor any of its subsidiaries
                  nor any of their respective Affiliates will, directly or through any agent (it being understood that no covenant is made by the Company and the Guarantors with respect to the Initial Purchasers and their agents), sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the 1933 Act) that could be integrated with the sale of the Securities or the Guarantees in a manner that would require registration of the Securities or the Guarantees under the 1933 Act.

                           (ii) Neither the Company nor any of its subsidiaries
                  nor any of their respective Affiliates will solicit any offer to buy or offer or sell any of the Securities or Guarantees by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the 1933 Act) or in any manner involving a public offering within the meaning of Section 4(2) of the 1933 Act.

                           (iii) While any of the Securities or Guarantees
                  remain "restricted securities" within the meaning of Rule 144 under the 1933 Act, the Company and the Guarantors will make available, promptly upon request, to any holder or beneficial owner of such Securities and any prospective purchaser designated by such holder or beneficial owner, the information specified in Rule 144A(d)(4) under the 1933 Act, unless the Company and all of the then guarantors of the Securities are subject to Section 13 or 15(d) of the 1934 Act.

                           (iv) None of the Company nor any of its subsidiaries
                  nor any their respective Affiliates nor any person acting on its or their behalf (it being understood that no covenant is made by the Company and the Guarantors with respect to the Initial Purchasers and their agents) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities or the Guarantees, and the Company and its subsidiaries and their respective Affiliates and each person acting on its or their behalf (it being understood that no covenant is made by the Company and the Guarantors with respect to the Initial Purchasers and their agents) will comply with the offering restrictions requirement of Regulation S.

                           (v) So long as any of the Securities or Guarantees
                  are "restricted securities" (as defined in Rule 144 under the 1933 Act), the Company and the Guarantors will not resell or otherwise transfer, and will not permit any of their respective subsidiaries or other Affiliates to resell or otherwise transfer, any of the Securities that have been reacquired by any of them.

         SECTION 7. Indemnification.

         (a) Indemnification of Initial Purchasers. The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                           (i) against any and all loss, liability, claim,
                  damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum or the Final Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (ii) against any and all loss, liability, claim,
                  damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company; and

                           (iii) against any and all expense whatsoever, as
                  incurred (including the fees and disbursements of counsel chosen by Wachovia), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through Wachovia expressly for use in the Preliminary Memorandum or the Final Memorandum (or any amendment or supplement thereto); and provided, further, that this indemnity agreement with respect to the Preliminary Memorandum shall not inure to the benefit of any Initial Purchaser from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased Securities, or any person controlling such Initial Purchaser, if a copy of the Final Memorandum (as then amended or supplemented if the Company shall have furnished any such amendments or supplements thereto, but excluding documents incorporated or deemed to be incorporated by reference therein) was not sent or given by or on behalf of such Initial Purchaser to such person, if such is required by law, at or prior to the written confirmation of the sale of such Securities to such person and if the Final Memorandum (as so amended or supplemented, if applicable) would have corrected the defect giving rise to such loss, liability, claim, damage or expense, except that this proviso shall not be applicable if such defect shall have been corrected in a document which is incorporated or deemed to be incorporated by reference in the Final Memorandum.

         (b) Indemnification of Company and Guarantors. Each Initial Purchaser severally agrees to indemnify and hold harmless the Company, each Guarantor and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 7, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Preliminary Memorandum or Final Memorandum (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through Wachovia expressly for use in the Preliminary Memorandum or Final Memorandum (or any amendment or supplement thereto).

         (c) Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by Wachovia, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. The obligations of the Company and the Guarantors under this paragraph are joint and several.

         SECTION 8. Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company and the Guarantors on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Guarantors and the total discounts and commissions received by the Initial Purchasers, in each case as set forth in Schedule C hereto, bear to the aggregate initial offering price of the Securities as set forth on Schedule C hereto.

         The relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or any of the Guarantors or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, each Guarantor and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this
Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it pursuant to this Agreement and distributed to investors were offered to investors exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 8, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Initial Purchasers' respective obligations to contribute pursuant to this Section 8 are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule B hereto and not joint. The obligations of the Company and the Guarantor to contribute pursuant to this Section 8 are joint and several.

         SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or controlling person, or by or on behalf of the Company or any of the Guarantors, and shall survive delivery of the Securities to the Initial Purchasers.

         SECTION 10. Termination of Agreement.

         (a) Termination; General. Wachovia may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Final Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of Wachovia, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq Stock Market's National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq Stock Market's National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

         (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in

Section 4 hereof, and provided further that Sections 1, 7, 8 and 9 shall survive such termination and remain in full force and effect.

         SECTION 11. Default by One of the Initial Purchasers. If one of the Initial Purchasers shall fail at Closing Time to purchase the Securities that it is obligated to purchase under this Agreement (the "Defaulted Securities"), Wachovia shall have the right, within 24 hours thereafter, to make arrangements for the non-defaulting Initial Purchaser, or any other initial purchasers, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, Wachovia shall not have completed such arrangements within such 24-hour period, then:

         (a) if the number of Defaulted Securities does not exceed 10% of the aggregate principal amount of Securities to be purchased on such date, the non-defaulting Initial Purchaser shall be obligated to purchase the full amount thereof, or

         (b) if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of Securities to be purchased hereunder, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchaser.

         No action taken pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

         In the event of any such default that does not result in a termination of this Agreement, either Wachovia or the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Final Memorandum or in any other documents or arrangements. As used herein, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser under this Section 11.

         SECTION 12. Tax Disclosure. Notwithstanding any other provision of this Agreement, immediately upon commencement of discussions with respect to the transactions contemplated hereby, the Company and each Guarantor (and each employee, the Initial Purchasers or other agent of the Company and such Guarantor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to the Company and such Guarantor relating to such tax treatment and tax structure. For purposes of the foregoing, the term "tax treatment" is the purported or claimed federal income tax treatment of the transactions contemplated hereby, and the term "tax structure" includes any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transactions contemplated hereby.

         SECTION 13. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to any Initial Purchaser shall be directed to it c/o Wachovia Capital Markets, LLC, 12 East 49th Street, New York, New York 10017, attention High Yield Capital Markets; and notices to the Company and the Guarantors shall be directed to it at 3038 Sidco Drive, Nashville, Tennessee 37204, attention of Chief Financial Officer.

         SECTION 14. Parties. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Guarantors and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers, the Guarantors and the Company and their respective successors and the controlling persons referred to in Sections 7 and 8, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers and the Company, the Guarantors and their respective successors, and said controlling persons, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

         SECTION 15. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         SECTION 16. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.



                            [SIGNATURE PAGE FOLLOWS]

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Guarantors a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers, the Company and the Guarantors in accordance with its terms.

                                        Very truly yours,

                                        O'CHARLEY'S INC.


                                        By:  /s/ A. Chad Fitzhugh
                                            ------------------------------------
                                            Name:  A. Chad Fitzhugh
                                            Title: Chief Financial Officer,
                                                   Secretary and Treasurer

                                        AIR TRAVEL SERVICES, INC.


                                        By:  /s/ A. Chad Fitzhugh
                                            ------------------------------------
                                            Name:  A. Chad Fitzhugh
                                            Title: Secretary and Treasurer

                                        DFI, INC.


                                        By:  /s/ A. Chad Fitzhugh
                                             -----------------------------------
                                             Name:  A. Chad Fitzhugh
                                             Title: Secretary and Treasurer


                                        O'CHARLEY'S FINANCE COMPANY, INC.


                                        By:  /s/ A. Chad Fitzhugh
                                             -----------------------------------
                                             Name:  A. Chad Fitzhugh
                                             Title: Secretary and Treasurer


                                        O'CHARLEY'S MANAGEMENT COMPANY, INC.

                                        By:  /s/ A. Chad Fitzhugh
                                             -----------------------------------
                                             Name:  A. Chad Fitzhugh
                                             Title: Secretary and Treasurer

                                       O'CHARLEY'S RESTAURANT PROPERTIES, LLC


                                       By:  /s/ A. Chad Fitzhugh
                                            ------------------------------------
                                            Name:  A. Chad Fitzhugh
                                            Title: Secretary

                                       O'CHARLEY'S SERVICE COMPANY, INC.


                                       By:  /s/ A. Chad Fitzhugh
                                            ------------------------------------
                                            Name:  A. Chad Fitzhugh
                                            Title: Secretary and Treasurer

                                       O'CHARLEY'S SPORTS BAR, INC.


                                       By:  /s/ A. Chad Fitzhugh
                                            ------------------------------------
                                            Name:  A. Chad Fitzhugh
                                            Title: President

                                       OCI, INC.


                                       By:  /s/ A. Chad Fitzhugh
                                            ------------------------------------
                                            Name:  A. Chad Fitzhugh
                                            Title: Secretary and Treasurer

                                       OPI, INC.


                                       By:  /s/ A. Chad Fitzhugh
                                            ------------------------------------
                                            Name:  A. Chad Fitzhugh
                                            Title: Secretary and Treasurer

                                       99 COMMISSARY, LLC


                                       By:  /s/ A. Chad Fitzhugh
                                            ------------------------------------
                                            Name:  A. Chad Fitzhugh
                                            Title: Secretary

                                       99 RESTAURANTS, LLC


                                       By:  /s/ A. Chad Fitzhugh
                                            ------------------------------------
                                            Name:  A. Chad Fitzhugh
                                            Title: Secretary

                                       99 RESTAURANTS OF BOSTON, LLC


                                       By:  /s/ A. Chad Fitzhugh
                                            ------------------------------------
                                            Name:  A. Chad Fitzhugh
                                            Title: Secretary

                                       99 RESTAURANTS OF MASSACHUSETTS,
                                       A MASSACHUSETTS BUSINESS TRUST


                                       By:  /s/ A. Chad Fitzhugh
                                            ------------------------------------
                                            Name:  A. Chad Fitzhugh
                                            Title: Secretary and Treasurer

                                       99 RESTAURANTS OF VERMONT, LLC

                                       By:  99 WEST, INC., its Sole Member


                                       By:  /s/ A. Chad Fitzhugh
                                            ------------------------------------
                                            Name:  A. Chad Fitzhugh
                                            Title: Clerk and Treasurer

                                       99 WEST, INC.


                                       By:  /s/ A. Chad Fitzhugh
                                            ------------------------------------
                                            Name:  A. Chad Fitzhugh
                                            Title: Clerk and Treasurer

                                       STONEY RIVER MANAGEMENT COMPANY, INC.


                                       By:  /s/ A. Chad Fitzhugh
                                            ------------------------------------
                                            Name:  A. Chad Fitzhugh
                                            Title: Secretary and Treasurer

                                       STONEY RIVER LEGENDARY MANAGEMENT, L.P.

                                       By:  STONEY RIVER, LLC, its General
                                            Partner

                                       By:  /s/ A. Chad Fitzhugh
                                            ------------------------------------
                                            Name:  A. Chad Fitzhugh
                                            Title: Secretary

                                       STONEY RIVER, LLC


                                       By:  /s/ A. Chad Fitzhugh
                                            ------------------------------------
                                            Name:  A. Chad Fitzhugh
                                            Title: Secretary




CONFIRMED AND ACCEPTED,
  as of the date first above written:


WACHOVIA CAPITAL MARKETS, LLC



By: /s/
    ---------------------------------
          Authorized Signatory




MORGAN JOSEPH & CO. INC.


By: /s/
    ---------------------------------
          Authorized Signatory

                                   SCHEDULE A


                               List of Guarantors


1.       Air Travel Services, Inc., a Tennessee corporation

2.       DFI, Inc., a Tennessee corporation

3.       O'Charley's Finance Company, Inc., a Tennessee corporation

4.       O'Charley's Management Company, Inc., a Tennessee corporation

5. O'Charley's Restaurant Properties, LLC, a Delaware limited liability company

6.       O'Charley's Service Company, Inc., a Tennessee corporation

7.       O'Charley's Sports Bar, Inc., an Alabama corporation

8.       OCI, Inc., a Delaware corporation

9.       OPI, Inc., a Colorado corporation

10.      99 Commissary, LLC, a Delaware limited liability company

11.      99 Restaurants, LLC, a Delaware limited liability company

12.      99 Restaurants of Boston, LLC, a Delaware limited liability company

13.      99 Restaurants of Massachusetts, a Massachusetts Business Trust

14.      99 Restaurants of Vermont, LLC, a Vermont limited liability company

15.      99 West, Inc., a Massachusetts corporation

16.      Stoney River Management Company, Inc., a Delaware corporation

17.      Stoney River Legendary Management, L.P., a Georgia limited partnership

18.      Stoney River, LLC, a Delaware limited liability company





                                    Sch A-1

                                   SCHEDULE B

Name of Initial Purchasers:                       Principal Amount of Securities:
--------------------------                        ------------------------------
Wachovia Capital Markets, LLC                                 $113,000,000

Morgan Joseph & Co. Inc.                                      $ 12,000,000
                                                              ------------
                                           Total:             $125,000,000















                                    Sch B-1

                                   SCHEDULE C



         1. The initial offering price of the Securities shall be 100% of the principal amount thereof, plus accrued interest, if any, from November 4, 2003.

         2. The purchase price to be paid by the Initial Purchasers for the Securities shall be 98.318% of the principal amount thereof.

         3. For purposes of the second paragraph of Section 8 of the Purchase Agreement to which this Schedule C is attached, the total net proceeds from the offering of the Securities are $122,897,500, the total discounts and commissions received by the Initial Purchasers are $2,102,500 and the aggregate initial offering price of the Securities is $125,000,000.












                                    Sch C-1

                                   SCHEDULE D

                           Subsidiaries of the Company

                     Name                          Jurisdiction of Organization               Type of Entity
                     ----                          ----------------------------               --------------
Air Travel Services, Inc.                                    Tennessee                         Corporation
DFI, Inc.                                                    Tennessee                         Corporation
O'Charley's Finance Company, Inc.                            Tennessee                         Corporation
O'Charley's Management Company, Inc. ("OCMC")                Tennessee                         Corporation
O'Charley's Restaurant Properties, LLC                       Delaware                   Limited Liability Company
O'Charley's Service Company, Inc.                            Tennessee                         Corporation
O'Charley's Sports Bar, Inc.                                  Alabama                          Corporation
OCI, Inc.                                                    Delaware                          Corporation
OPI, Inc.                                                    Colorado                          Corporation
Stoney River, LLC                                            Delaware                   Limited Liability Company
Stoney River Legendary Management, L.P.                       Georgia                      Limited Partnership
("Stoney River")
Stoney River Management Company, Inc. ("SRMC")               Delaware                          Corporation
SRLS LLC 5001*                                               Delaware                   Limited Liability Company
SRLS LLC 5002*                                               Delaware                   Limited Liability Company
SRLS LLC 5003*                                               Delaware                   Limited Liability Company
SRLS LLC 5004*                                               Delaware                   Limited Liability Company
SRLS LLC 5005                                                Delaware                   Limited Liability Company
SRLS LLC 5006*                                               Delaware                   Limited Liability Company

-----------------------

* The Company owns, directly or through wholly-owned subsidiaries, a 94% membership interest in each of these subsidiaries and the Company or one of its wholly-owned subsidiaries is the manager of each of these subsidiaries.




                                    Sch D-1

99 Commissary, LLC                                           Delaware                   Limited Liability Company
99 Restaurants of Massachusetts, a                         Massachusetts               Massachusetts Business Trust
Massachusetts Business Trust
99 Restaurants of Vermont, LLC                                Vermont                   Limited Liability Company
99 Restaurants, LLC                                          Delaware                   Limited Liability Company
99 Restaurants of Boston, LLC                                Delaware                   Limited Liability Company
99 West, Inc.                                              Massachusetts                       Corporation



                                    Sch D-2